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                                                                  EXHIBIT 99.3



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 22, 1997 with respect to the financial statements of Centennial Security Holdings, Inc. included in this Proxy Statement of Protection One, Inc. to be filed on November 7, 1997 and incorporated by reference in the following Registration Statements of Protection One, Inc.:

  - Registration Statement on Form S-1 as amended by Post-Effective Amendment No. 1 on Form S-3 (Registration Statement No. 33-83494)

  - Registration Statement on Form S-8 (Registration Statement No. 33-97502)

  - Registration Statement on Form S-8 (Registration Statement No. 33-97542)

  - Registration Statement on Form S-3 (Registration Statement No. 33-99220)

  - Registration Statement on Form S-8 (Registration Statement No. 333-02892)

  - Registration Statement on Form S-3 (Registration Statement No. 333-09401)

  - Registration Statement on Form S-3 (Registration Statement No. 333-13733)

  - Registration Statement on Form S-3 (Registration Statement No. 333-18159)

  - Registration Statement on Form S-8 (Registration Statement No. 333-20245)

  - Registration Statement on Form S-8 (Registration Statement No. 333-24493)


                                                        /s/ Ernst & Young LLP
                                                        ---------------------
                                                            Ernst & Young LLP


Cincinnati, Ohio
November 7, 1997